EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned each agree that (i) the statement on Schedule 13G relating to the common stock of Yodlee, Inc., a Delaware corporation, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13G will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13G as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.  In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement as of February 11, 2015.

JOINT FILERS’ SIGNATURES

Date: February 11, 2015

WARBURG PINCUS PRIVATE EQUITY VIII, L.P. By: Warburg Pincus Partners, L.P., its General Partner By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member By: Name: /s/ Robert B. Knauss Title: Partner

02/11/2015
**Signature of Reporting Person	Date

WARBURG PINCUS NETHERLANDS PRIVATE EQUITY VIII C.V. I By: Warburg Pincus Partners, L.P., its General Partner By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member By: Name: /s/ Robert B. Knauss Title: Partner

02/11/2015
**Signature of Reporting Person	Date

WP-WPVIII INVESTORS, L.P. By: WP-WPVIII Investors GP L.P., its General Partner By: WPP GP LLC,  its General Partner By: Warburg Pincus Partners, L.P., its Managing Member By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member By: Name: /s/ Robert B. Knauss Title: Partner

02/11/2015
**Signature of Reporting Person	Date

WP-WPVIII INVESTORS GP L.P. By: WPP GP LLC, its General Partner By: Warburg Pincus Partners, L.P., its Managing Member By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member By: Name: /s/ Robert B. Knauss Title: Partner

02/11/2015
**Signature of Reporting Person	Date

WPP GP LLC, By: Warburg Pincus Partners, L.P., its Managing Member By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member By: Name: /s/ Robert B. Knauss Title: Partner

02/11/2015
**Signature of Reporting Person	Date

WARBURG PINCUS PARTNERS, L.P. By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member By: Name: /s/ Robert B. Knauss Title: Partner	02/11/2015
**Signature of Reporting Person	Date

WARBURG PINCUS PARTNERS GP LLC By: Warburg Pincus & Co., its Managing Member By: Name: /s/ Robert B. Knauss Title: Partner	02/11/2015
**Signature of Reporting Person	Date

WARBURG PINCUS & CO. By: Name: /s/ Robert B. Knauss Title: Partner	02/11/2015
**Signature of Reporting Person	Date

WARBURG PINCUS LLC By: Name: /s/ Robert B. Knauss Title: Managing Director	02/11/2015
**Signature of Reporting Person	Date

CHARLES R. KAYE By: Name: /s/ Robert B. Knauss Title: Attorney-in-Fact***	02/11/2015
**Signature of Reporting Person	Date

JOSEPH P. LANDY By: Name: /s/ Robert B. Knauss Title: Attorney-in-Fact***	02/11/2015
**Signature of Reporting Person	Date

***The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum Holdings, Inc. and is hereby incorporated by reference.